UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 19, 2021, Ichor Systems, Inc., a Delaware corporation (“Ichor”) and wholly-owned subsidiary of Ichor Holdings, Ltd. (the “Registrant”), completed its previously announced acquisition of IMG Companies, LLC, a Delaware limited liability company (“IMG”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated November 11, 2021, by and among Ichor, Incline Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Ichor and the Registrant (“MergerCo”), IMG and Brian J. Miller, solely in his capacity as representative of IMG’s equityholders.

Pursuant to the terms of the Merger Agreement, MergerCo merged with and into IMG (the “Merger”), with IMG as the surviving entity. As a result of the Merger, IMG became a wholly-owned subsidiary of Ichor and the Registrant.

Upon the closing of the Merger, all issued and outstanding membership interests of IMG were cancelled in exchange for the right to receive aggregate consideration of $270 million in cash, subject to customary closing and post-closing adjustments for net working capital, indebtedness, cash, and transaction expenses.

The description of the Merger Agreement contained in this Item 2.01 is qualified in its entirety by the full text of the Merger Agreement, which was filed as Exhibit 10.1 to the Registrant’s Form 8‑K filed on November 16, 2021.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The Company intends to file any financial statements that may be required by Item 9.01(a) of Form 8‑K with respect to the Acquisition within 71 calendar days after the date that this Form 8‑K was required to be filed pursuant to Item 9.01(a)(4) of Form 8‑K.

(b) Pro forma financial information.

The Company intends to file any pro forma financial information required by Item 9.01(b) of Form 8‑K with respect to the Acquisition within 71 calendar days after the date that this Form 8‑K was required to be filed pursuant to Item 9.01(b)(2) of Form 8‑K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: November 26, 2021	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer